U.S. Global Leaders Growth Fund
                 Supplement to Prospectus dated October 1, 1995

The disclosure under the caption Custodian and Transfer Agent; Shareholder Inquiries in the Fund's prospectus dated October 1, 1995 is supplemented by the following information.

Effective March 1, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets.


The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Fund's Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund                      Fee or fee rate
-------------------------------                      ---------------
Under $15 million                                    $30,000
$15 to $50 million                                   0.20% of average net assets
$50 to $100 million                                  0.15% of average net assets
$100 million to $150 million                         0.10% of average net assets
Over $150 million                                    0.05% of average net assets


March 1, 1996

                         U.S. Global Leaders Growth Fund

FINANCIAL HIGHLIGHTS - For a capital share outstanding throughout the period (Unaudited)
--------------------------------------------------------------------------------
October       1,       1995*        through        December       31,       1995
--------------------------------------------------------------------------------

Net asset value, beginning of period .............................     $10.00

Income from investment operations:
   Net investment income .........................................        .01
   Net realized and unrealized gain on investments ...............        .66

Total from investment operations .................................        .67

Less distributions:
   Dividends from net investment income ..........................       (.01)

Net asset value, end of period ...................................     $10.66

Total return .....................................................      29.01%+
Ratios/supplemental data:
Net assets, end of period (millions) .............................     $ 5.0
Ratio of expenses to average net assets:
   Before expense reimbursement ..................................       3.41%+
   After expense reimbursement ...................................       1.48%+
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement ..................................      (1.81)%+
   After expense reimbursement ...................................       0.12%+
Portfolio turnover rate ..........................................       0.00%


*Commencement of operations.

+Annualized.

                         U.S. GLOBAL LEADERS GROWTH FUND
                             c/o RSMC P.O. Box 8987
                         Wilmington, Delaware 19899-9752
                                 (800) 282-2340

     U.S. GLOBAL LEADERS GROWTH FUND (the "Fund") is a mutual fund with the investment objective of seeking growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of United States companies that have substantial international activities ("U.S. Global Leaders"). The Fund does not have a policy of investment in any specific number of countries outside the U.S., although it may invest in securities of foreign companies than meet the Advisor's criteria of global leadership. Yeager, Wood & Marshall Incorporated (the "Advisor") serves as investment advisor to the Fund.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated October 1, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon written request to the Fund at the address given above.


                                TABLE OF CONTENTS

     Expense Table..........................................................   2
     Objective and Investment Approach of the Fund..........................   3
     Management of the Fund.................................................   5
     How To Invest in the Fund..............................................   6
     How To Redeem an Investment in the Fund................................   7
     Services Available to the Fund's Shareholders..........................   8
     How the Fund's Per Share Value Is Determined...........................   9
     Distributions and Taxes................................................   9
     General Information....................................................  10




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        Prospectus dated October 1, 1995

                                  EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

     Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases...........................   None
     Maximum Sales Load Imposed on Reinvested Dividends................   None
     Deferred Sales Load...............................................   None
     Redemption Fees...................................................   None
     Exchange Fee......................................................   None

     Annual Fund Operating Expenses
      (As a percentage of average net assets)

     Advisory Fees.....................................................   1.00%
     Other Expenses (after waiver).....................................   0.48%*
                                                                          ----
     Total Fund Operating Expenses (after waiver)......................   1.48%*
                                                                          ====

     *The Advisor has agreed to reduce its fees or make payments to assure that the Fund's ratio of operating expenses to average net assets will not exceed 1.48%. In the absence of the Advisor's agreement, it is estimated that the Fund's annual operating expenses would be approximately 2.80% during its first year of operations.

Example

        This table illustrates the net transaction     1 year        3 years
     and operating expenses that would be incurred     ------        -------
     by an investment  in the Fund over  different
     time periods assuming a $1,000 investment,  a      $15            $49
     5% annual return, and redemption at the end of each time period.

     THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT THE FUND'S ACTUAL RETURN MAY BE HIGHER OR LOWER. SEE "MANAGEMENT OF THE FUND."

U.S. GLOBAL LEADERS GROWTH FUND (the "Fund") is a non-diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares of the Fund may be purchased at their net asset value per share. The minimum initial investment is $10,000 with subsequent investments of $1,000 or more. Shares will be redeemed at net asset value per share. See "Non-Diversification" at page 4.

                  OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

     The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of United States companies that have substantial international activities ("U.S. Global Leaders"). Under normal market conditions, at least 65% of the Fund's total assets will be invested in stocks of companies the Advisor regards as U.S. Global Leaders as set forth below. Unlike those mutual funds that are classified as "global" funds, the Fund does not have a policy of investment in any specific number of countries outside the U.S., although it may invest in securities of foreign companies that meet the Advisor's criteria of global leadership and whose securities are publicly traded in the U.S. There is, of course, no assurance that the Fund's objective will be achieved. The Fund is not designed for investors seeking income rather than growth of capital.

     Because prices of securities held by the Fund fluctuate, the value of an investment in the Fund will vary, as the market value of its investment portfolio changes and when shares are redeemed, they may be worth more or less than their original cost.

     Investment Approach: U.S. Global Leaders. In selecting common stocks for the Fund, the Advisor focuses on companies it views as "U.S. Global Leaders":
Companies that have leading positions in growing markets in the developed countries and also derive a substantial portion of their profits in fast-growing emerging markets. Under normal market conditions, the Fund will invest at least 65% of its assets in securities of such companies.

     U.S. Global Leaders portfolio companies typically:

         -Hold leading market shares of their relevant growth markets, and hence possess the pricing flexibility that results in high profit margins and high investment returns.

         -Supply consumable products or services so that their revenue streams are recurring rather than derived from infrequent or postponable sales of big-ticket items.

         -Maintain strong balance sheets with relatively low debt to equity ratios.

     The Advisor believes that companies with these characteristics should have relatively low business risk and relatively high sustainability of earnings growth.

     The Advisor believes that leading multinational companies traded publicly in U.S. securities markets have a number of advantages that make them attractive investments. U.S. capital markets are large and liquid. Accounting practices are consistent and well regulated. Currency and political risks are minimized, and the costs associated with investing abroad are reduced.

     Companies that have leading positions in growing markets in the U.S. and other developed countries and also derive a significant portion of their profits in fast-growing emerging markets are relatively limited in number at this time. Because of the difficulty and expense in building broad-based distribution in newer global markets, it appears likely that the number of such companies will not expand rapidly. Thus, the Advisor's view is that the stocks of multinational companies that can sustain superior global earnings growth are likely to be accorded premium relative valuations.

     The Advisor's investment policy is to identify U.S. Global Leaders companies with superior long-term earnings prospects and to continue to own them as long as their managements are fulfilling their mission. As long as the Advisor believes that shares of such companies continue to enjoy favorable prospects for capital growth and that they are not overvalued in the marketplace, such shares are ordinarily retained. Thus it is expected that the Fund's annual rate of portfolio turnover will be relatively low compared to that of most common stock mutual funds, normally not more than 30%.

Foreign Investments

     There are foreign companies that fit the profile of Global Leaders companies developed by the Advisor, and the Advisor may invest in such companies. While the Advisor is permitted to invest up to 25% of the Fund's net assets in foreign companies, under normal circumstances, the level of such investment is not expected to exceed 15%. Investment in foreign companies generally will be in the form of American Depositary Receipts and European
Depositary Receipts ("ADRs" and "EDRs"). These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

     The Advisor intends to limit its investment in foreign companies to large capitalization, well-established issuers the securities of which are publicly traded in the U.S and which provide their financial data in accordance with generally accepted accounting principles in the United States. Thus the Advisor expects to minimize the risks associated with investing in foreign companies generally. For further information on foreign investing, including the risks associated with such investments, see the Statement of Additional Information.

Non-Diversification.

     The Fund is a non-diversified investment company portfolio, which means that the Fund is required to comply only with the diversification requirements of the Internal Revenue Code so that the Fund will not be subject to U.S. taxes on its net investment income. These provisions, among others, require that at the end of each calendar quarter, (1) not more than 25% of the value of the Fund's total assets can be invested in the securities of a single issuer, and
(2) with respect to 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets can be invested in the securities of a single issuer and the Fund may not own more than 10% of the outstanding voting securities of a single issuer.

     Since the Fund, as a non-diversified investment company portfolio could invest in a smaller number of individual issuers than a diversified investment company, the value of the Fund's investments could be more affected by any single adverse occurrence than would the value of the investments of a diversified investment company. However, it is the policy of the Fund to attempt to reduce its overall exposure to risk from declines in individual securities by spreading its investments over a number of different companies and a variety of industries.

Other Permitted Investments and Risks.

     Under normal market conditions, it is expected that the Fund will be substantially fully invested, and cash and cash equivalent investment should account for less than 5% of Fund assets. However, if the Advisor believes market conditions to warrant a temporary, defensive position, the Fund may invest without limit in cash, certificates of deposit, bankers acceptances and other short-term bank deposit accounts, short-term U.S. Government, agency and instrumentality obligations, repurchase agreements with respect to such obligations and in other domestic debt rated in one of the two highest grades by one or more of the nationally recognized statistical ratings organizations, or if unrated, believed by the Advisor to be of comparable quality.

     The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

     The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. The Advisor is located at 630 Fifth Avenue, New York, NY 10011. The Advisor was founded in 1968 and is controlled by Mr. George M. Yeager, President. Mr. Yeager is responsible for the management of the Fund's portfolio. While the Advisor has not previously advised a registered investment company, it provides investment advisory services to individual and institutional investors with assets of over $ 250,000,000.

     The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually. This fee is higher than that paid by most investment companies.

     Southampton Investment Management Company (the "Administrative Manager") acts as the Fund's Administrative Manager under a Management Agreement. Under that agreement, the Administrative Manager prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrative Manager receives an annual fee equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $30,000.

The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's operating expenses to assure that the Fund's ratio of operating expenses to average net assets will not exceed the limit imposed by the most restrictive applicable state regulation, currently 2.50% In addition to this limitation, the Advisor may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. The Advisor is currently undertaking to limit the Fund's annual operating expenses to no more than 1.48% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund.

     The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

     The Advisor may in its discretion and out of its own funds compensate third parties for the sale and marketing of shares of the Fund for services provided to Fund shareholders.

                            HOW TO INVEST IN THE FUND

     The minimum initial investment is $10,000. Subsequent investments must be at least $1,000. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. Shares of the Fund may be purchased without regard to these minimums by employees, officers and Trustees of the Trust, the Advisor or firms providing contractual services to the Fund, and members of their immediate families and by retirement plans and trusts for their benefit. The Distributor may, at its discretion, waive the minimum investment requirements for charitable organizations, employee benefit plans, clients of the Advisor, and others with whom the Advisor has an established business relationship. Brokers or other financial institutions may charge a fee to their customers who purchase shares of the Fund through them as intermediaries. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, bonds, or other securities, provided that any such tendered security is readily marketable, its acquisition is consistent with the Fund's objective and it is otherwise acceptable to the Fund's advisor.

     Shares of the Fund are offered continuously for purchase at their net asset value per share next determined after a purchase order is received. The public offering price is effective for orders received by the Fund prior to the time of the next determination of the Fund's net asset value. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price.

Investors may purchase shares of the Fund by check or wire:

     By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "U.S. Global Leaders Growth Fund," should be mailed to the Fund's Transfer Agent: U.S. Global Leaders Growth Fund, Rodney Square Management Corp., P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to U.S. Global Leaders Growth Fund, Rodney Square Management Corp., 1105 N. Market St., Wilmington, DE 19890.

     For subsequent investments, a stub is attached to the account statement sent to shareholders after each transaction. The stub should be detached from the statement and, together with a check payable to "U. S. Global Leaders Growth Fund," mailed to the Transfer Agent in the envelope provided at the address indicated above. The investor's account number should be written on the check.

     By Wire: For initial investments, before wiring funds, an investor should call the Transfer Agent at (800) 282-2340 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, on a day when the New York Stock Exchange is open for trading in order to receive an account number. The Transfer Agent will request the investor's name, address, tax identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to : RSMC, c/o Wilmington Trust Company, Wilmington, DE, ABA #0311-0009-2, DDA #2688-9553, for credit to U.S. Global Leaders Growth Fund, for further credit to [investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that the Fund's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. Finally, the investor should write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.

     For subsequent  investments,  an investor should call the Transfer Agent at
(800) 282-2340 before the wire is sent. Failure to do so will cause the purchase to be credited on the next day, when the Transfer Agent receives notice of the wire. The investor's bank should wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire, but it is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

     General. Payment of redemption proceeds from shares that were purchased with an initial investment made by wire may be delayed until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

     If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

     Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

     A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

     Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. Redemption requests should (a) state the number of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as recorded on the account registration. Additional documentation may be required from corporate, trust, or partnership shareholders. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

     Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at
(800) 282-2340 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed to the address of record or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and send the proceeds to the address of record on the account or transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these identification procedures are not followed, the Fund or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders. The Transfer Agent charges a fee of $7 for wire transmission of redemption proceeds, which is deducted from the proceeds.

     Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

     General. Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for Federal income tax purposes.

     Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $5,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $5,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $5,000 before the Fund takes any action.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

     Retirement Plans. The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

     Automatic Investment Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250), as if the shareholder had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current offering price as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 pm Eastern time) on or about the 20th day of the month. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

     The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

     Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

     Dividends and Distributions. Dividends from net investment income are declared and paid at least annually, typically at the end of the Fund's fiscal year (August 31). Any undistributed net capital gains realized during the Fund's fiscal year will also be distributed to shareholders after the end of the year, with a supplemental distribution on or about December 31 of any undistributed net investment income as well as any additional undistributed capital gains earned during the 12-month period ended each October 31.

     Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

     Taxes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal or excise taxes. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

                               GENERAL INFORMATION

     The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management and Advisory Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

     Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

     Custodian and Transfer Agent; Shareholder Inquiries. Provident Bank, One East Fourth St., Cincinnati, OH 45202, serves as custodian of the Fund's assets. Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899 is the Fund's Transfer and Dividend Disbursing Agent. Shareholder inquiries should be directed to the Transfer Agent at (800) 282-2340.

                                     Advisor
                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                               New York, NY 10111
                                 (212) 765-5350

                                        o

                                   Distributor
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                        o

                                    Custodian
                               The Provident Bank
                                 P.O. Box 14967
                           Cincinnati, Ohio 45250-0967

                                        o

                     Transfer and Dividend Disbursing Agent
                         Rodney Square Management Corp.
                                  P.O. Box 8987
                              Wilmington, DE 19899
                                 (800) 282-2340

                                        o

                                    Auditors
                               Coopers and Lybrand
                               350 S. Grand Avenue
                              Los Angeles, CA 90071

                                        o

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                             San Francisco, CA 94104


                                   U.S. GLOBAL
                                   GROWTH FUND
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                                   Prospectus

                                 October 1, 1995